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                                  EXHIBIT 23.1

                               ETEC SYSTEMS, INC.

                       CONSENT OF INDEPENDENT ACCOUNTANTS

  We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-00390, 333-00386, 333-00352, 333-00388,
and 333-00392) of Etec Systems, Inc. of our report dated August 27, 1996 appearing on page 34 of the Annual Report on Form 10-K for the year ended July 31, 1996.


/s/ Price Waterhouse LLP
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PRICE WATERHOUSE LLP

San Jose, California
October 28, 1996